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                                  ESELCO, INC.

                           DIRECTOR'S RETIREMENT PLAN





                            Effective January 1, 1993

                           As Amended January 1, 1995








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                                  ESELCO, INC.

                           DIRECTOR'S RETIREMENT PLAN


                                TABLE OF CONTENTS
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                                                                        Page

ARTICLE I      DEFINITIONS
               A.   Purpose                                               1
               B.   Definitions                                           1

ARTICLE II     PARTICIPATION AND CREDITED SERVICE
               A.   Purpose                                               3
               B.   Eligibility to Participate                            3
               C.   Credited Service                                      3

ARTICLE III    BENEFIT PAYMENTS
               A.   Purpose                                               4
               B.   Payment of Benefits                                   5
               C.   Amount and Duration of Benefits                       5
               D.   Conditions to Receipt of Benefits                     5

ARTICLE IV     ADMINISTRATION OF PLAN
               A.   Purpose                                               7
               B.   Administrator                                         7
               C.   Committee                                             7

ARTICLE V      AMENDMENT AND TERMINATION
               A.   Purpose                                               8
               B.   Amendment                                             8
               C.   Termination                                           8

ARTICLE VI     MISCELLANEOUS
               A.   Purpose                                               9
               B.   Creditor Status                                       9
               C.   Non-alienation                                        9
               D.   Facility of Payment                                   9
               E.   No Guarantee of Retention                            10
               F.   Cooperation                                          10
               G.   Governing Law                                        10
               H.   Merger                                               10



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                                  ESELCO, INC.

                           DIRECTOR'S RETIREMENT PLAN



               I.   Limited Assignment                                   10




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                                  ESELCO, INC.

                           DIRECTOR'S RETIREMENT PLAN

ARTICLE I     DEFINITIONS
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     A.   PURPOSE

          Throughout this Plan, certain words are used frequently. Whenever a word is capitalized, it will have the meaning defined in this Article of the Plan unless the context clearly indicates otherwise.


     B.   DEFINITIONS

          (1) "ACCRUED BENEFIT" means with respect to any date of determination on or after January 1, 1995, the amount of the Fee then in effect.

          (2) "BENEFICIARY" means the person(s) so designated in writing by the participant, or the participant's lawful spouse in the event that a proper designation is not made by the participant. In the event the participant is not survived by a lawful spouse and no other Beneficiary has been designated, the participant's estate shall be the Beneficiary.

          (3)  "BOARD" means the Board of Directors of ESELCO, Inc.

          (4) "COMMITTEE" means the administrative committee, appointed by the Board.

          (5) "COMPANY" means ESELCO, Inc., and any subsidiary or affiliate of ESELCO, Inc. which has adopted the Plan with the consent of the Board.

          (6) "CREDITED SERVICE" means the total period of time an individual has served as a Director, determined in accordance with Article II.

          (7) "DIRECTOR" means any member of the Board who receives a fee for service on the Board.

          (8) "EARLY RETIREMENT DATE" means the date of the Director's actual retirement after age fifty-five (55) and prior to his Normal Retirement Date, provided the Director has at least fifteen (15) years of Credited Service.

          (9)  "EFFECTIVE DATE" means January 1, 1993.

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ARTICLE I     DEFINITIONS (cont'd)
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          (10) "FEE" means the established level of annual fee paid to a
               Director for services rendered to the Company as a Director, excluding expense reimbursements.


          (11) "NORMAL RETIREMENT DATE" means the later of

               (a) the date the Director completes five (5) years of Credited Service,

               (b)  the Director's sixty-fifth (65th) birthday, or

               (c) the date of the Director's actual retirement after age sixty-five (65).


          (12) "PLAN" means the ESELCO, Inc. Director's Retirement Plan as set forth herein.

          (13) "PLAN ADMINISTRATOR" means the Vice President - Finance of ESELCO, Inc., or his designee.

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ARTICLE II     PARTICIPATION AND CREDITED SERVICE
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     A.   PURPOSE

          This Article describes when a Director becomes eligible to participate in the Plan and presents issues related to the determination of Credited Service.


     B.   ELIGIBILITY TO PARTICIPATE

          Any Director is automatically eligible to participate in the Plan upon the later of the Effective Date and the date he first becomes a Director.


     C.   CREDITED SERVICE

          Each eligible Director will receive one-twelfth (1/12) of a year of Credited Service for each month during which he serves as a Director for at least fifteen (15) days, including service prior to the Effective Date.

          In the event a Director incurs a break in service as a Director and again resumes such service, his prior period of Credited Service shall be added to his subsequent period of Credited Service for all Plan purposes.

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ARTICLE III    BENEFIT PAYMENTS
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     A.   PURPOSE

          This Article describes the conditions under which benefits will be paid under the Plan, and the amount and form of benefit payments.


     B.   PAYMENT OF BENEFITS

          (1)  RETIREMENT

               Upon the Director's attainment of his Normal or Early Retirement Date, the Plan Administrator will take steps to provide for the payment of benefits in accordance with the provisions of Section C of this Article III.

          (2)  DEATH

               (a)  PRIOR TO RETIREMENT:

                    In the event of the death of a Director prior to his Normal or Early Retirement Date, his Beneficiary shall be entitled to benefits hereunder, determined as if the Director had retired on his date of death.

               (b)  AFTER RETIREMENT:

                    In the event of the death of a Director after his Normal or Early Retirement Date, Plan benefits will continue to be paid to his Beneficiary pursuant to Section C of this
                    Article III.


          (3)  TERMINATION OF SERVICE

               A participant whose service as a Director is terminated for any reason prior to becoming eligible for a Normal or Early Retirement Benefit shall not be eligible to receive Plan benefits.

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ARTICLE III    BENEFIT PAYMENTS (cont'd)


     C.   AMOUNT AND DURATION OF BENEFITS

          (1)  BENEFIT AMOUNT:

               Subject to paragraph (3) below, upon reaching his Normal or Early Retirement Date and terminating service as a Director, a participant shall be eligible to receive an annual retirement benefit (payable monthly) equal to his Accrued Benefit.

          (2)  DURATION OF BENEFITS:

               Such monthly retirement benefits shall continue to be paid up to and including the earlier of:

               (a) the receipt of one hundred and twenty (120) monthly payments, or

               (b) the receipt of monthly payments for a period of time equal to the retired Director's months of Credited Service, if less than one hundred and twenty (120).

          (3)  OPTIONAL FORMS OF PAYMENT

               Subject to the approval of the Board of Directors upon recommendation of the Plan Administrator, benefits payable hereunder may be made in any other form of equivalent actuarial value, determined in accordance with Section 1.16 of the Pension Plan for Management Employees of Edison Sault Electric Company in effect at the date of commencement.


     D.   CONDITIONS TO RECEIPT OF BENEFITS

          Payments of benefits under this Plan are subject to the following conditions:

          (1) The retired Director shall not engage directly or indirectly in any business which is competitive with the Company, unless such condition is specifically waived by the Company. Breach of the condition contained herein shall be deemed to occur immediately upon a retired Director's engaging in competitive activity. Payments suspended for breach of the condition shall not thereafter be resumed whether or not the competitive activity ceases. A retired Director shall be deemed to be engaged in such a business indirectly if he is an employee, officer, director, trustee, agent or partner of, or a consultant or advisor to or for, a person, firm, corporation, association, trust or other entity which is engaged in such a business or if he owns, directly or indirectly, in excess of 5% of any such firm, corporation, association, trust or other entity.

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ARTICLE III    BENEFIT PAYMENTS (cont'd)
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          (2)  In the event that a retired Director shall commit any wrongful act, either directly or indirectly, against, and to the detriment of, the Company, the Company shall have no further obligation to make payments to the retired Director under this Plan.

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ARTICLE IV     ADMINISTRATION OF PLAN
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     A.   PURPOSE

          This Article defines the responsibilities of the parties involved in the administration of the Plan and establishes a claims and appeals procedure to resolve disputes with Plan participants.

     B.   ADMINISTRATOR

          The Company will be the administrator of the Plan. The Company may delegate administrative responsibilities to others by action of its Board of Directors and with notice to the persons or persons to whom the delegation is made.


     C.   COMMITTEE

          The Board may, but need not, appoint a Committee of not less than one member to serve at the pleasure of the Board. Any member of the Committee may resign upon written notice to the Board and the Board may remove any member of the Committee for any reason.

          (1) The Committee will act by a majority of its members by vote at a meeting, or in writing without a meeting. If the Committee cannot reach a decision on an issue, a temporary Committee member will be appointed by unanimous vote of all Committee members to decide the issue. In the event the Committee fails to agree on the selection of a temporary Committee member, an arbitrator will be selected by the American Arbitration Association in accordance with its rules.

          (2) The Committee may appoint from its members a chairman to preside over meetings and a secretary (who need not be a member) to keep records of meetings and activities of the Committee. The Committee may also appoint one or more of its members to execute any document on its behalf.

          (3) The Committee will have all powers and authority to make rules and regulations with respect to the Plan and to determine all questions as to interpretation of the Plan provisions and/or the rights or status of participants.

          (4) The Committee will establish a reasonable procedure for the filing of claims and the appeal by participants of any decision of the Committee.

          (5) If a Committee is not appointed by the Board, the duties and responsibilities of the Committee will be carried out by the Company.

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ARTICLE V    AMENDMENT AND TERMINATION
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     A.   PURPOSE

          This Article establishes the circumstances under which the Plan can be amended or terminated and how benefits will be distributed if the Plan is terminated.


     B.   AMENDMENT

          The Board reserves the right to amend the Plan at any time and for any reason. No amendment will decrease or place further restrictions on a Director's Accrued Benefit at the time of such amendment.


     C.   TERMINATION

          (1)  The Board reserves the right to terminate the Plan.

          (2) The Plan will be automatically terminated upon the Company's legal dissolution, adjudication as bankrupt or insolvent, upon a general assignment for the benefit of creditors, or upon a receiver being appointed.

          (3) In the event of the termination of the Plan, any Director with five (5) or more years of Credited Service will receive a benefit at the earlier of his Normal or Early Retirement Date as provided in Article III based on his Accrued Benefit immediately prior to such termination. Any benefits in pay status at the time of Plan termination to a retired Director will be continued in accordance with the terms of the Plan.

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ARTICLE VI    MISCELLANEOUS
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     A.   PURPOSE

          This Article describes the creditor status of participants, discusses assignability of benefits, and other miscellaneous items.


     B.   CREDITOR STATUS

          Plan participants will have no legal or equitable rights, interest or claims in any property or asset of the Company, nor will they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contract policies, or the proceeds therefrom owned by or which may be acquired by the Company. Such policies or other assets of the Company will not be held in trust for the benefit of participants or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies will be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan will be merely that of an unfunded and unsecured promise of the Company to pay money in the future.


     C.   NON-ALIENATION

          Except as may be required by federal tax withholding rules and Section I of this Article VI, benefits hereunder may not be assigned, alienated, commuted, sold, transferred, mortgaged, hypothecated, or in any other way encumbered.


     D.   FACILITY OF PAYMENT

          If any individual entitled to a distribution under the Plan is adjudged mentally incompetent, the Committee may in its discretion make payments to such individual or to his legal representative or to a relative or friend of the individual for his benefit. Any payment of a benefit under this paragraph will be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

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ARTICLE VI     MISCELLANEOUS (cont'd)
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     E.   NO GUARANTEE OF RETENTION

          Nothing contained in this Plan will be construed to be a contract of service between the Company and any Director, or as a guarantee of continued retention of a Director by the Company.


     F.   COOPERATION

          A participant will cooperate with the Committee by furnishing any and all information requested by the Committee in order to facilitate benefit payments and by taking any other action requested by the Committee.


     G.   GOVERNING LAW

          The Plan shall be construed in accordance with and governed by the laws of the State of Michigan.


     H.   MERGER

          The Company will not merge, consolidate, or combine with any other business entity unless and until the obligations of the Company under the terms of this Plan are provided for adequately.

     I.   LIMITED ASSIGNMENT

          Each Participant shall have the right to assign benefits hereunder, provided such assignment shall be limited to
               (1) a trust of which only immediate members of the Participant's family are beneficiaries, or

               (2) a family limited partnership of which only immediate members of the Participant's family are partners.